UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 27, 2004

VALLEY COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Washington	000-30447	91-1913479

(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1307 East Main, Puyallup, Washington 98372

(Address of principal executive offices, including Zip Code)

(253) 848-2316

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

ITEM 2.02 Results of Operations and Financial Condition

     On October 27, 2004, Valley Community Bancshares, Inc. issued a press release for the third quarter and nine months ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Report.

     The information in this Form 8-K and the attached Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibit

     99.1 Press Release dated October 27, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: October 27, 2004

VALLEY COMMUNITY BANCSHARES, INC.

By:	/s/ David Brown

Mr. David Brown President and CEO

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